                           THE GABELLI WESTWOOD FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              One Corporate Center
                            Rye, New York 10580-1434
                   Telephone: 1-800-GABELLI (1-800-422-3554)
                        http://www/gabelli.com/westwood

RETAIL CLASS PROSPECTUS -- DECEMBER 21, 1998

     The Gabelli Westwood Funds (the "Trust") is an open-end, diversified, management investment company, known as a mutual fund. This prospectus contains information about the following six separate investment portfolios (collectively, the "Funds"):

     GABELLI WESTWOOD EQUITY FUND (the "Equity Fund") seeks as its primary goal to provide investors with capital appreciation; income is a secondary, but nonetheless an important goal.

     GABELLI WESTWOOD BALANCED FUND (the "Balanced Fund") seeks to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

     GABELLI WESTWOOD SMALLCAP EQUITY FUND (the "SmallCap Fund") seeks to provide investors with long-term capital appreciation by investing primarily in smaller capitalization equity securities.

     GABELLI WESTWOOD MIGHTY MITES(SM) FUND (the "Mighty Mites Fund") seeks to provide investors with long-term capital appreciation by investing primarily in micro capitalization equity securities.

     GABELLI WESTWOOD REALTY FUND (the "Realty Fund") seeks to provide investors with long-term capital appreciation as well as current income through investments primarily in a portfolio of publicly traded securities of domestic issuers that are primarily engaged in or related to the real estate industry.

     GABELLI WESTWOOD INTERMEDIATE BOND FUND (the "Intermediate Bond Fund") seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

     The Funds offer two classes of shares, with the exception of the Realty Fund, Mighty Mites Fund and the SmallCap Fund that offer only Retail Class shares. This Prospectus provides information about "Retail Class" shares. Retail Class shares are offered exclusively to investors who have not purchased their shares through an entity that has signed a Dealer Agreement with Gabelli & Company, Inc. (the "Distributor") to offer Service Class Shares, with the exception of certain dealer-sold retirement plans and other special programs. Each Fund has a separate investment objective, as set forth below. The net asset value per share of each of these Funds will fluctuate and there is no assurance that any of these investment objectives will be achieved.

     The Statement of Additional Information ("Additional Statement"), dated December 21, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference, along with other materials on the SEC Internet Web Site (http://www.sec.gov) and is incorporated herein by reference. For a free copy, write or call The Gabelli Westwood Funds at the address or telephone number shown above.

     Shares of the Funds are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Gabelli Advisers, Inc. (formerly Teton Advisers LLC) (the "Adviser"), a Delaware corporation organized by Gabelli Funds, Inc. ("Gabelli") and Westwood Management Corporation ("Westwood"), is adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Investment Advisory Agreement"). The Adviser has entered into a sub-advisory agreement with Westwood and the Trust whereby Westwood (the "Sub-Adviser") serves as sub-adviser to the Funds (the "Sub-Advisory Agreement") with the exception of the Mighty Mites Fund for which the Adviser is responsible for the management of such Fund's portfolio. Prior to serving as Sub-Adviser, Westwood acted as adviser to the Equity, Balanced and Intermediate Bond Funds from their inception through October 6, 1994. The Adviser oversees the administration of each Fund's business and affairs and in this connection is responsible for maintaining certain of the Funds' books and records and providing other administrative services. (See "Management of the Funds"). On November 18, 1997, the Trustees approved the change in name to The Gabelli Westwood Funds.

                           FEE TABLE -- RETAIL CLASS

     Each Fund is authorized to issue two separate classes of shares. Service Class shares will be offered exclusively to investors who have purchased their shares through an entity that has signed a Dealer Agreement with the Distributor to offer such shares. Retail Class shares will be offered to all other investors, including certain retirement plans or other special programs offered through broker-dealers. Retail Class shares and Service Class shares are identical in all respects, except that Service Class shares bear a sales load and higher expenses incurred in the distribution and marketing of such shares ("12b-1 Fees"). Retail Class shares bear no sales load and lower 12b-1 Fees. The table below sets forth certain information regarding annual operating expenses incurred by the Retail Class for the fiscal year ended September 30, 1998.

                                        EQUITY   BALANCED   SMALLCAP     MIGHTY     REALTY   INTERMEDIATE
                                         FUND      FUND       FUND     MITES FUND    FUND     BOND FUND
                                         ----      ----       ----     ----------    ----     ---------
Shareholder Transaction Expenses:
Maximum Sales Load Imposed on
  Purchases...........................   None      None       None        None       None        None
Annual Fund Operating Expenses:
  Management Fees.....................  1.00%     0.75%      1.00%       0.00%**    1.00%       0.60%
  12b-1 Fees*.........................  0.25%     0.25%      0.25%       0.25%      0.25%       0.25%
  Other Expenses (After Expense
     Reimbursements)**................   .24%      .20%       .47%        .75%       .45%        .23%
                                        -----     -----      -----       -----      -----       -----
Total Fund Operating Expenses (After
  Expense Reimbursements)**...........  1.49%     1.20%      1.72%       1.00%      1.70%       1.08%
                                        =====     =====      =====       =====      =====       =====

---------------

 * Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers.

** The Adviser has agreed to voluntarily waive its investment advisory fees and reimburse the Funds (except the Equity Fund and the Balanced Fund) to the extent necessary to maintain the Total Fund Operating Expenses at the level set forth in the table above. Prior to any expense reimbursements, "Other Expenses" for the SmallCap, Intermediate Bond, Realty and Mighty Mites Funds would have been 0.86%, 1.23%, 2.70% and 3.25%, respectively and "Total Fund Operating Expenses" would have been 2.11%, 2.08%, 3.95% and 4.50%, respectively.

Example:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                           ------      -------      -------      --------
Equity Fund..............................................   $15          $47          $81          $178
Balanced Fund............................................   $12          $38          $66          $145
SmallCap Fund............................................   $17          $54          $93          $203
Mighty Mites Fund........................................   $10          $32           --            --
Realty Fund..............................................   $17          $54          $92          $201
Intermediate Bond Fund...................................   $11          $34          $60          $132

     The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. The expense ratios used above are after expense reimbursements and based on results of the fiscal year ended September 30. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. (See "Management of the Funds").

     Management's Discussion and Analysis of the Funds' performance during the fiscal year ended September 30, 1998 is included in the Funds' Annual Report to Shareholders dated September 30, 1998. The Funds' Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              FINANCIAL HIGHLIGHTS

     The following information for each of the five most recent years or periods through September 30, 1998 has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report on the Financial Statements appears in the Fund's Additional Statement dated December 21, 1998. The Additional Statement is available, without charge, upon request.

                          Selected data for a share of
             beneficial interest outstanding throughout each year:

                          EQUITY FUND -- RETAIL CLASS
                        -------------------------------
                            YEAR ENDED SEPTEMBER 30,
                          ----------------------------

                                  1998         1997          1996         1995         1994         1993         1992
                                  ----         ----          ----         ----         ----         ----         ----
OPERATING PERFORMANCE:
  Net Asset Value, Beginning
    of Period.................    $ 9.57      $ 7.68        $ 6.59       $ 5.50       $ 9.91       $14.19       $14.23
                                --------     -------       -------      -------      -------      -------      -------
  Net investment income.......      0.06        0.07          0.08         0.04         0.10         0.05         0.27
  Net realized and unrealized
    gain (loss) on
    investments...............     (0.21)       2.72          1.59         1.31         0.64         2.12         0.34
                                --------     -------       -------      -------      -------      -------      -------
  Total from Investment
    Operations................     (0.15)       2.79          1.67         1.35         0.74         2.17         0.61
                                --------     -------       -------      -------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.......     (0.06)      (0.07)        (0.06)       (0.06)       (0.07)       (0.55)       (0.51)
  Net realized gain on
    investments...............     (0.37)      (0.83)        (0.52)       (0.20)       (5.08)       (5.90)       (0.14)
                                --------     -------       -------      -------      -------      -------      -------
  Total Distributions.........     (0.43)      (0.90)        (0.58)       (0.26)       (5.15)       (6.45)       (0.65)
                                --------     -------       -------      -------      -------      -------      -------
  Net Asset Value, End of
    Period....................     $8.99       $9.57         $7.68        $6.59        $5.50        $9.91       $14.19
                                ========     =======       =======      =======      =======      =======      =======
  Total Return (a)............     (1.40%)     39.61%        26.88%       25.85%        9.14%       20.16%        4.16%
RATIOS TO AVERAGE NET ASSETS
  AND SUPPLEMENTAL DATA:
  Net Assets End of Period (in
    thousands 000's)..........  $175,391    $128,697       $29,342      $14,903       $8,637       $5,172      $13,161
  Ratio of net investment
    income to average net
    assets....................      0.73%       1.11%         1.16%        0.77%        1.63%        0.40%        1.85%
  Expenses net of
   waivers/reimbursements(b)..      1.47%       1.53%         1.50%        1.61%        0.71%        1.95%        1.40%
  Expenses before
    waivers/reimbursements....      1.47%       1.59%(c)      1.95%(c)     2.29%(c)     1.94%(c)     2.32%        1.54%
  Portfolio Turnover Rate.....        77%         61%          106%         107%         137%         102%          75%

                                   1991        1990       1989
                                   ----        ----       ----
OPERATING PERFORMANCE:
  Net Asset Value, Beginning
    of Period.................    $12.62      $15.11     $12.02
                                 -------     -------    -------
  Net investment income.......      0.46        0.53       0.61
  Net realized and unrealized
    gain (loss) on
    investments...............      1.92       (2.04)      2.89
                                 -------     -------    -------
  Total from Investment
    Operations................      2.38       (1.51)      3.50
                                 -------     -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.......     (0.61)      (0.56)     (0.41)
  Net realized gain on
    investments...............     (0.16)      (0.42)        --
                                 -------     -------    -------
  Total Distributions.........     (0.77)      (0.98)     (0.41)
                                 -------     -------    -------
  Net Asset Value, End of
    Period....................    $14.23      $12.62     $15.11
                                 =======     =======    =======
  Total Return (a)............     19.61%     (10.59%)   (30.08%)
RATIOS TO AVERAGE NET ASSETS
  AND SUPPLEMENTAL DATA:
  Net Assets End of Period (in
    thousands 000's)..........   $52,884     $51,754    $57,763
  Ratio of net investment
    income to average net
    assets....................      3.06%       3.74%      4.57%
  Expenses net of
   waivers/reimbursements(b)..      1.29%       1.26%      1.27%
  Expenses before
    waivers/reimbursements....      1.29%       1.26%      1.27%
  Portfolio Turnover Rate.....       143%        127%       151%


---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.


(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.45% for 1998 and 1.50% for 1997, 1.44% for 1996 and 1.50% for 1995.


(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

                          Selected data for a share of

             beneficial interest outstanding throughout each year:


                         BALANCED FUND -- RETAIL CLASS
                       ----------------------------------
                            YEAR ENDED SEPTEMBER 30,
                          ----------------------------


                                    1998       1997         1996            1995           1994           1993           1992
                                    ----       ----         ----            ----           ----           ----           ----
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of
    Period......................   $11.49      $9.71         $8.47          $7.12         $10.89         $10.45         $10.00
                                  -------    -------       -------        -------        -------        -------        -------
  Net investment income.........     0.26       0.25          0.22           0.19           0.12           0.20           0.31
  Net realized and unrealized
    gain (loss) on
    investments.................     0.05       2.36          1.37           1.35           0.42           1.44           0.49
                                  -------    -------       -------        -------        -------        -------        -------
  Total from Investment
    Operations..................     0.31       2.61          1.59           1.54           0.54           1.64           0.80
                                  -------    -------       -------        -------        -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.........    (0.26)     (0.25)        (0.22)         (0.19)         (0.13)         (0.24)         (0.31)
  Net realized gain on
    investments.................    (0.56)     (0.58)        (0.13)            --          (4.18)         (0.96)         (0.04)
                                  -------    -------       -------        -------        -------        -------        -------
  Total Distributions...........    (0.82)     (0.83)        (0.35)         (0.19)         (4.31)         (1.20)         (0.35)
                                  -------    -------       -------        -------        -------        -------        -------
  Net Asset Value, End of
    Period......................   $10.98     $11.49         $9.71          $8.47          $7.12         $10.89         $10.45
                                  =======    =======       =======        =======        =======        =======        =======
  Total Return(a)...............     2.80%     28.32%        19.11%         21.98%          5.30%         17.60%          7.32%
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's)......................  $128,222   $67,034       $23,158         $6,912         $3,081         $1,583         $3,716
  Ratio of net investment income
    to average net assets.......     2.37%      2.60%         2.62%          2.47%          1.55%          1.90%          3.13%
  Expenses net of
    waivers/reimbursements(b)...     1.20%      1.28%++       1.32%++        1.35%++        1.68%          1.82%          1.44%
  Expenses before
    waivers/reimbursements......     1.20%      1.36%(c)       1.71%(c)      1.86%(c)       2.36%(c)       2.97%(c)       2.38%(c)
  Portfolio Turnover Rate.......       77%       110%          111%           133%           168%           192%           178%


---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.


(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.17% for 1998 and 1.25% for 1997, 1.24% for 1996 and 1.25% for 1995.


(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

                          Selected data for a share of
             beneficial interest outstanding throughout each year:

                     INTERMEDIATE BOND FUND -- RETAIL CLASS
                  --------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
                          ----------------------------


                                      1998        1997        1996        1995        1994        1993        1992
                                      ----        ----        ----        ----        ----        ----        ----
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of
    Period.........................  $10.29      $ 9.88      $ 9.98      $ 9.48      $10.73      $10.65      $10.00
                                     ------      ------      ------      ------      ------      ------      ------
  Net investment income............    0.57        0.68        0.51        0.52        0.48        0.39        0.51
  Net realized and unrealized gain
    (loss) on investments..........    0.45        0.41       (0.10)       0.50       (1.04)       0.62        0.65
                                     ------      ------      ------      ------      ------      ------      ------
  Total from Investment
    Operations.....................    1.02        1.09        0.41        1.02       (0.56)       1.01        1.16
                                     ------      ------      ------      ------      ------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income............   (0.57)      (0.68)      (0.51)      (0.52)      (0.48)      (0.39)      (0.51)
  Net realized gains on
    investments....................      --          --          --          --       (0.21)      (0.54)         --
  Total Distributions..............   (0.57)      (0.68)      (0.51)      (0.52)      (0.69)      (0.93)      (0.51)
                                     ------      ------      ------      ------      ------      ------      ------
  Net Asset Value, End of Period...  $10.74      $10.29      $ 9.88      $ 9.98      $ 9.48      $10.73      $10.65
                                     ======      ======      ======      ======      ======      ======      ======
  Total Return (a).................  10.20%      11.36%       4.50%      11.13%      (5.46%)     10.24%      11.87%
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000s)..........................  $7,618      $5,912      $5,496      $4,729      $7,339      $2,849      $3,153
  Ratio of net investment income to
    average net assets.............   5.45%(b)    6.71%       5.43%       5.38%       4.86%       3.74%       5.25%
  Expenses net of
    waivers/reimbursements(b)......   1.08%(b)    1.11%       1.09%       1.17%       0.92%       2.40%       1.94%
  Expenses before
    waivers/reimbursements(c)......   2.08%(b)    1.70%       2.46%       2.47%       1.75%       3.46%       3.40%
  Portfolio Turnover Rate..........    232%        628%        309%        165%        203%        222%        198%


---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.


(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.00% for each prior period through 1995.


(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

                          Selected data for a share of
             beneficial interest outstanding throughout each year:


                            YEAR ENDED SEPTEMBER 30,

                          ----------------------------


                                                                         RETAIL CLASS
                                                      --------------------------------------------------
                                                                                                 MIGHTY
                                                                                   REALTY        MITES
                                                       SMALLCAP EQUITY FUND         FUND          FUND
                                                      ----------------------      --------      --------
                                                        1998        1997(d)       1998(f)       1998(g)
                                                        ----        -------       -------       -------
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period..............  $  14.48      $  10.00      $  10.00      $  10.00
                                                      --------      --------      --------      --------
  Net investment income.............................     (0.09)         0.08          0.37          0.04
  Net realized and unrealized gain (loss) on
    investments.....................................     (2.39)         4.40         (1.37)        (0.34)
                                                      --------      --------      --------      --------
  Total from Investment Operations..................     (2.48)         4.48         (1.00)        (0.30)
                                                      --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.............................        --            --         (0.33)           --
  In excess of net investment income................     (0.08)           --            --            --
  Net realized gain on investments..................     (0.60)           --            --            --
  In excess of net realized gain on investments.....     (0.14)           --         (0.24)           --
                                                      --------      --------      --------      --------
  Total Distributions...............................     (0.82)           --         (0.57)           --
                                                      --------      --------      --------      --------
  Net Asset Value, End of Period....................  $  11.18      $  14.48      $   8.43      $   9.70
                                                      ========      ========      ========      ========
  Total Return (a)..................................     (17.7%)        44.8%        (10.5%)        (3.0%)
                                                      --------      --------      --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000s)...............  $ 11,694      $  8,546      $  1,815      $  4,838
  Ratios of net investment income to average net
    assets:.........................................     (0.74%)        1.89%(e)      3.87%         1.60%(e)
  Expenses net of waivers/reimbursements (b)........      1.72%         1.89%(e)      1.70%         2.05%(e)
  Expenses before waivers reimbursements (c)........      2.11%         2.45%(e)      3.95%         4.50%(e)
  Portfolio Turnover Rate...........................       200%          146%          142%           18%


---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.

(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.50% for SmallCap Equity and Realty Funds and 2.00% for Mighty Mites Fund.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(d) Period from April 15, 1997 (inception date of fund) to September 30, 1997.

(e) Annualized.


(f) Period from October 1, 1997 (inception date of fund) to September 30, 1998.


(g) Period from May 11, 1998 (inception date of fund) to September 30, 1998.

                DESCRIPTION OF THE FUNDS AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVES

     Each Fund's investment objectives, as previously set forth on the cover page of this Prospectus, are fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. There can be no assurance that a Fund's investment objectives will be achieved.

MANAGEMENT POLICIES

     EQUITY FUND -- The Equity Fund attempts to achieve its goals by investing primarily (i.e., in normal circumstances) at least 65% of its total assets in common stocks, some of which may pay dividends, or securities convertible into common stocks (see "Convertible Securities" below for a complete description). The Equity Fund invests in securities issued by seasoned companies (generally with market capitalizations in excess of $500,000,000 and continuous operating histories of at least three years) believed to have proven records and above-average historical earnings growth when compared to published indexes, such as those published by the Department of Commerce, and in smaller companies (generally with market capitalizations greater than $100,000,000 but less than $500,000,000) believed to have outstanding potential for capital appreciation, in both cases in industries which the Adviser has identified as appropriate in light of the then current status of the economic and business cycles. These securities may have above-average price/earnings ratios or less than average current yields when compared to published indexes, such as the Standard & Poor's 500 Composite Stock Price Index. Price/earnings ratio is a comparison of a security's market price to its earnings per share, usually expressed as a simple numeral, and current yield expresses the income on an amount invested. The Equity Fund may invest in preferred stocks and common stock issued by real estate investment trusts (see "Real Estate Investment Trusts" below for more complete information). The Equity Fund also may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).The Equity Fund will not invest in below investment grade securities which are rated below "C" by S&P or Moody's.

     Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in the Additional Statement for more details on the ratings of Moody's and S&P.

     In addition, the Equity Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, repurchase agreements and other high quality debt instruments in order to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so.

     The Equity Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing.

     Common stocks, debt securities in periods of declining interest rates, and index options provide opportunities for capital growth. Dividend paying common stocks, covered call options written by the Equity

Fund and debt securities are expected to provide income for the Equity Fund. The securities purchasable for temporary defensive purposes provide income, but little opportunity for capital growth.

     The majority of the Equity Fund's investments are in securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges. The Equity Fund may also invest in unlisted securities; but these generally will be securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from security to security. Generally, those securities are issued by smaller companies than those whose securities are listed on national securities exchanges. The market prices of equity securities of smaller companies may tend to be more volatile than the market prices of equity securities generally.

     The Equity Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of American Depository Receipts ("ADRs") or other similar arrangements, such as European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in United States securities markets. EDRs are similar to ADRs and are issued and traded in Europe.

     It is a fundamental policy of the Equity Fund that it may invest (together with all other securities which are not readily marketable -- see "Certain Fundamental Policies" below and "Investment Restrictions" in the Additional Statement ) up to 10% of the value of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, provided such investments are consistent with the Equity Fund's goals. When purchasing unregistered securities, the Equity Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Equity Fund's decision to publicly offer any such security and the registration of the security permitting such offer. During any such period, the price of the securities will be subject to market fluctuations.

     The Equity Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time.

     The Equity Fund also may invest in securities of investment companies subject to the provisions of the Investment Company Act of 1940. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such companies. See "Investment Objectives and Management Policies -- Investment Company Securities" in the Additional Statement.

     BALANCED FUND -- The Balanced Fund pursues its objective through a balanced and diversified program of investing in equity securities and debt instruments.

     With respect to its investments in equity securities, the Balanced Fund invests between 30% to 70% of its assets in common stocks, some of which may pay dividends, or securities convertible into common stocks. With respect to the equity portion of its portfolio, the Balanced Fund invests in equity securities using the same investment criteria as the Equity Fund.

     The remaining 70% to 30% of the Balanced Fund's assets are invested in U.S. dollar or foreign currency-denominated debt securities of domestic and foreign issuers, including debt securities of corporate and government issuers, commercial paper and mortgage and asset-backed securities, for the relative stability of income and principal. With respect to these investments, at least 25% of the Balanced Fund's total assets will be invested in fixed income senior securities. The debt securities in which the Balanced Fund invests are the same types of securities used by the Intermediate Bond Fund.

     As noted above, the Adviser may also select other equity securities in addition to common stocks for investment by the Balanced Fund, such as preferred stocks, real estate investment trusts ("REITs"), high grade securities convertible into common stocks and warrants. The Balanced Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of ADRs or EDRs, and up to 10% of the value of its net assets, together with all other investments which are not readily marketable, in securities which have not been registered under the Securities Act of 1933, as amended, and which therefore are subject to restrictions on resale. (See the information set forth above under "Management Policies -- Equity Fund" for more information on these types of investments.) The Balanced Fund may also invest in warrants.

     In addition, the Balanced Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, repurchase agreements and other high quality debt instruments in order to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so.

     THE SMALLCAP FUND -- The SmallCap Fund will seek to achieve its investment objective by investing, under normal circumstances as determined by the Adviser, at least 65% of the Fund's total assets in equity securities, including preferred stock and convertible securities ("equity securities"), of companies that have market capitalization (defined as shares outstanding times current market price) of $1 billion or less at the time of the Fund's initial investment. The SmallCap Fund also may invest, under normal circumstances, up to 35% of its total assets in the equity securities of issuers without respect to market capitalization. The SmallCap Fund may invest up to 25% of its total assets in the equity securities of foreign issuers, either directly, or in the form of ADRs or other similar arrangements, such as EDRs. The SmallCap Fund may also invest in equity securities issued by real estate investment trusts (see "Real Estate Investment Trusts" below). The SmallCap Fund may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by S&P or "Baa" by Moody's (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The SmallCap Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Fund may invest up to 15% of the value of its net assets in illiquid securities (see "Illiquid Securities" below). The SmallCap Fund may invest without limit in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing as a temporary "defensive" measure as deemed advisable by the Adviser. The Adviser will utilize a disciplined investment approach to identify companies that have above average sales and earnings growth prospects or otherwise improving fundamentals captured on the balance sheet given the current status of the economic and business cycles on selecting the SmallCap Fund's securities. Fundamental analysis and computer-aided quantitative analysis are used to identify companies with attractive fundamental investment characteristics such as growth potential and earnings growth. Investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, since they can be subject to more abrupt or erratic movements in price. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the SmallCap Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may incur significant losses, and investments in such companies are therefore speculative. There can be no assurance that the SmallCap Fund will achieve its investment objective.

     THE MIGHTY MITES FUND -- The Mighty Mites Fund will seek to achieve its investment objective by investing, under normal circumstances as determined by the Adviser, at least 65% of the Fund's total assets in equity securities, including preferred stock and convertible securities ("equity securities"), of companies that have market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Fund's initial investment. The Mighty Mites Fund also may invest, under normal circumstances, up to 35% of its total assets in the equity securities of issuers without respect to market capitalization. The Mighty Mites Fund may invest up to 25% of its total assets in the equity securities of foreign issuers, either directly, or in the form of ADRs or other similar arrangements, such as EDRs. The Mighty Mites Fund may also invest in equity securities issued by real estate investment trusts (see "Real Estate Investment Trusts" below). The Mighty Mites Fund may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by S&P or "Baa" by Moody's (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The Mighty Mites Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).The Fund may invest up to 15% of the value of its net assets in illiquid securities, (see "Illiquid Securities" below). The Mighty Mites Fund may invest without limit in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing as a temporary "defensive" measure as deemed advisable by the Adviser. The Adviser will utilize a disciplined investment approach to identify companies that have above average sales and earnings growth prospects or otherwise improving fundamentals captured on the balance sheet given the current status of the economic and business cycles on selecting the Mighty Mites Fund's securities. Additionally, in pursuing the Mighty Mites Fund's investment objective, the Adviser seeks companies that it believes are undervalued and that by virtue of anticipated developments or catalysts particularly applicable to such companies may, in the Adviser's judgment, achieve significant capital appreciation. In identifying such companies, the Adviser seeks to invest in companies that, in the public market, are selling at a significant discount to their private market value, the value the Adviser believes informed industrialists would be willing to pay to acquire companies with similar characteristics. The Adviser's analysis of a company's value focuses on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. Also, the Adviser endeavors to seek a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. Examples of such catalysts are a change in management, sale or spin-off of a division, the development of a profitable new business or changes in governmental regulations, political climate or competitive conditions. Fundamental analysis and computer-aided quantitative analysis are used to identify companies with attractive fundamental investment characteristics such as growth potential and earnings growth. Investing in micro capitalization stocks may involve greater risk than investing in small, medium and large capitalization stocks, since they can be subject to more abrupt or erratic movements in price. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or micro-cap companies positioned in new and emerging industries. Securities of micro-cap and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Mighty Mites Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Micro-cap companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, micro-cap companies may incur significant losses, and investments in such companies are therefore speculative. There can be no assurance that the Mighty Mites Fund will achieve its investment objective.

     THE REALTY FUND -- The Realty Fund will seek to achieve its investment objective by investing at least 65% of the Fund's total assets, under normal circumstances as determined by the Adviser, in the securities of publicly traded real estate investment trusts ("REITs") and real estate operating companies. The Fund's investments will be restricted to securities with a market capitalization (defined as shares outstanding times current market price) of a minimum of $50 million at the time of the Fund's initial investment. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs and other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, as well as companies whose financial prospects are deemed by the Adviser to be real estate oriented (e.g., a construction company) and consistent with the Fund's investment objectives. The Fund may invest up to 25% of its total assets in foreign real estate securities. The Realty Fund also may invest, in normal circumstances, up to 35% of its total assets in domestic and foreign debt securities and equity securities, including preferred stock and convertible securities, of issuers engaged in businesses other than real estate. The Fund may invest up to 15% of the value of its net assets in illiquid securities (see "Illiquid Securities" below). The Realty Fund will not purchase direct interests in real estate. The Realty Fund may invest without limit in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing as a temporary "defensive" measure as deemed advisable by the Adviser. The Adviser will utilize a combination of fundamental and quantitative techniques to identify real estate securities for investment that meet various criteria, including various financial, geographical and strategic criteria as appropriate in light of the then current status of the economic and business cycles. Based on a weighting of the various criteria, securities are to be integrated into the Fund's portfolio according to their contribution to the portfolio's overall investment characteristics. The Fund's portfolio will be diversified across regional, strategic, and financial parameters as deemed appropriate by the Adviser. There can be no assurance that the Realty Fund will achieve its investment objective. See "Real Estate Investment Trusts" below for more complete information, including risk considerations.

     INTERMEDIATE BOND FUND -- The Intermediate Bond Fund will pursue its objective by investing, in normal circumstances, at least 65% of its total assets in bonds of various types and with various maturities. Although it will not be a fundamental policy of the Intermediate Bond Fund and there will be no restrictions as to the maximum or minimum maturity of any individual security in which the Fund may invest, the Intermediate Bond Fund will normally have a dollar weighted average portfolio maturity of three to ten years. (See the discussion below under "Description of Securities and Other Investment Practices" for special information regarding the maturities of certain of the Intermediate Bond Fund's permissible investments.)

     To achieve its investment objective, the Intermediate Bond Fund invests primarily in a diversified portfolio of investment grade, U.S. dollar or foreign currency denominated bonds of domestic and foreign issuers. The Fund's portfolio consists of bonds issued by both corporate and government entities. In pursuing its investment objective, the Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and other collateralized securities that are backed by a pool of assets, such as loans or receivables which generate cash flow to cover the payments due on the collateralized securities, as well as zero coupon and payment in kind securities. The Intermediate Bond Fund's portfolio, consisting primarily of investment grade debt securities, will include bonds rated "BBB" or better by S&P or "Baa" or better by Moody's, commercial paper rated "A-2" or better by S&P or "P-2" or better by Moody's, mortgage and asset-backed securities rated "AA" or better by S&P or "Aa" or better by Moody's and other investment grade-rated debt securities or those which are unrated but determined to be of comparable quality by the Adviser. The Intermediate Bond Fund may invest in preferred stock, real estate investment trusts (REITs) or other equity securities including securities of foreign issuers although it does not expect to invest more than 25% of its assets in securities of foreign issuers.

     Although the lowest rated investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well. The Intermediate Bond Fund may also invest up to 10% of its total assets in debt securities that are rated or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).

     In view of the expected maturity of the Intermediate Bond Fund's portfolio, in normal market conditions, it is anticipated that the Fund may experience a higher yield and less stable net asset value than a fund which invests primarily in shorter-term securities. Conversely, it is also anticipated that the Intermediate Bond Fund may experience a lower yield and more stable net asset value than a fund which invests primarily in longer-term securities.

     The net asset value of the Intermediate Bond Fund will vary in response to fluctuations in prevailing interest rates and changes in the value of its portfolio securities. When interest rates decline, the value of securities already held in the Intermediate Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio security holdings can be expected to decline. Although the lowest investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Intermediate Bond Fund may invest. In addition, the Intermediate Bond Fund may invest in zero coupon and payment in kind securities which may be subject to greater fluctuations in value due to changes in interest rates than other debt securities.

     In normal circumstances, the Intermediate Bond Fund may invest up to 35% of its total assets in short-term, money market instruments of at least comparable quality to the Fund's longer-term investments, and in repurchase agreements. However, as a temporary "defensive" measure during, or in anticipation of, a declining market or rising interest rates, or for other reasons when, in the opinion of the Fund's investment adviser, it is advisable to do so, the Intermediate Bond Fund may invest up to 100% of its total assets in high quality short-term investments.

DESCRIPTION OF SECURITIES AND OTHER INVESTMENT PRACTICES

     CONVERTIBLE SECURITIES (ALL FUNDS) -- A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

     In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.

     REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS) -- The Funds may invest in the securities of real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs involve risks similar to those associated with investing in common stock (i.e., securities market risks) and risks associated with investing in the real estate industry in general: declines in real estate value, general and local economic conditions, overbuilding and competition, property tax and operating expense increases, changes in zoning laws, casualty losses, variations in rental income, costs related to environmental problems and increases in interest rates. REITs (especially mortgage REITs) are subject to interest rate risks. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITS could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investors in REITs indirectly bear a proportionate share of expenses incurred by the REITs. See "Investment Objectives and Management Policies -- Real Estate Investment Securities" in the Additional Statement for more details on REITs.

     U.S. GOVERNMENT SECURITIES (ALL FUNDS) -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     REPURCHASE AGREEMENTS (ALL FUNDS) -- Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     BANK OBLIGATIONS (ALL FUNDS) -- Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     COMMERCIAL PAPER (ALL FUNDS) -- Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

     OTHER MUTUAL FUNDS (ALL FUNDS) -- Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     CORPORATE DEBT SECURITIES (ALL FUNDS) -- A Fund's investments in corporate debt may include U.S. dollar or foreign currency denominated corporate bonds, debentures, notes and other similar corporate debt instruments of domestic and foreign issuers, which meet the previously disclosed minimum ratings and maturity criteria established for each Fund under the direction of the Board of Trustees and the Adviser or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS) -- A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate of the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.

     A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL FUNDS) -- New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund's net assets would be so committed.

     Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.

     FOREIGN SECURITIES (ALL FUNDS, EXCEPT AS SPECIFICALLY NOTED) -- A Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities, and the Equity Fund, Balanced Fund, SmallCap Fund, Mighty Mites Fund and Realty Fund may invest directly in foreign equity securities and in securities represented by EDRs or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

     Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary and fiscal policies, possible foreign withholding taxes, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

     The expected introduction of a single currency, the Euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro, and could adversely affect the value of securities held by the Fund.

     ZERO COUPON AND PAYMENT IN KIND SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND) -- A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately a third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LOWER RATED SECURITIES (ALL FUNDS) -- Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's judgment, analysis and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default or bankruptcy of the issuers of any such obligation.

DERIVATIVES

     The Funds may invest in derivative securities as described below, however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Adviser's ability to predict correctly movements in one or more underlying instruments, indexes, stocks, the market generally or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund's successful use of derivatives if and when utilized. See Additional Statement for more information on derivatives, including risk considerations.


     CALL AND PUT OPTIONS ON SPECIFIC SECURITIES (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP FUND, THE MIGHTY MITES FUND AND THE REALTY FUND) -- A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities. A Fund may write covered call and put option contracts to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.



     STOCK INDEX OPTIONS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP FUND, THE MIGHTY MITES FUND AND THE REALTY FUND) -- A Fund may purchase and write put and call options on stock indexes listed on national securities exchanges as an investment vehicle for the purpose of realizing its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Should a Fund seek to engage in transactions concerning put and call options on stock indexes, options would be purchased or written with respect to not more than 25% of the value of the Fund's net assets.


     FUTURES TRANSACTIONS -- IN GENERAL (ALL FUNDS AS NOTED BELOW) -- The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indexes, as described below.

     A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


     STOCK INDEX FUTURES (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP FUND, THE MIGHTY MITES FUND AND THE REALTY FUND) -- A Fund may purchase and sell stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

     INTEREST RATE FUTURES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- A Fund may purchase an interest rate futures contract, in anticipation of a decline in interest rates, and resulting increase in market price, in debt securities the Fund intends to acquire. A Fund may sell an interest rate futures contract, in anticipation of an increase in interest rates, and resulting decline in market price, in debt securities the Fund owns. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. These transactions are subject to similar risk factors as those described above with respect to stock index futures. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

     OPTIONS ON FUTURES (ALL FUNDS) -- A Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option. The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS) -- A Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of entering into forward currency contracts for hedging purposes is to minimize the risk to a Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies.

     MORTGAGE-RELATED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the Additional Statement.

     OTHER ASSET-BACKED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities". Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

     LENDING PORTFOLIO SECURITIES (ALL FUNDS) -- To earn additional income, a Fund may lend securities from its portfolio to brokers, dealers or other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of a Fund's total assets. In connection with such loans, a Fund will receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral.

     ILLIQUID SECURITIES (ALL FUNDS, EXCEPT AS NOTED IN "CERTAIN FUNDAMENTAL POLICIES" BELOW) -- Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, or other restricted securities, which have been determined liquid by the Fund's Board of Trustees.

     CERTAIN FUNDAMENTAL POLICIES (ALL FUNDS, EXCEPT AS NOTED BELOW) -- Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (ii) may pledge, hypothecate, mortgage or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options; (iii) may invest up to 5% of the value of its total assets in the securities of any one issuer (This restriction applies only with respect to 75% of the total assets of each Fund); (iv) may invest up to 25% of its total assets in any single industry; and (v) may invest up to 10% of its total assets in time deposits maturing from two business days through seven calendar days. The Equity Fund may invest up to 10% of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable (including those options in respect of specific securities that are not traded on a national securities exchange, and the underlying securities, which are not readily marketable). Subject to this limitation, the Equity Fund may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities. Each of the other Funds excluding the SmallCap Fund, Mighty Mites Fund and Realty Fund may invest up to 10% of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable. Included in this limitation are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include investments by these Funds in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities (see "Investment Objectives and Management Policies -- Rule 144A Securities" in the Additional Statement for further details). This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Additional Statement.

     OTHER INVESTMENT CONSIDERATIONS -- Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Sub-Adviser. However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR


     Gabelli Advisers, Inc. (formerly Teton Advisers LLC prior to November 7,
1997), located at One Corporate Center, Rye, New York 10580-1434, is adviser to the Funds. The Adviser is a Delaware corporation. Gabelli and its affiliates own a majority of the Adviser. Gabelli and Gabelli Advisers are registered investment advisers. The Adviser has entered into a Sub-Advisory Agreement with Westwood whereby Westwood serves as sub-advisor to the Funds, with the exception of the Mighty Mites Fund with which there is not a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds (except the Mighty Mites Fund) a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of
(i) $150,000 per year on an aggregate basis for all the applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. Westwood Management Corporation, formed in 1983 and located at 300 Crescent Court, Suite 1300, Dallas, TX 75201, is a registered investment adviser managing, as of September 30, 1998, an aggregate of approximately $1.7 billion in separate accounts, primarily corporate pension funds. Westwood Management Corporation is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas based securities firm. Susan M. Byrne, President of the Sub-Adviser since 1983, is responsible for the day-to-day management of the Equity Fund along with Kellie
R. Stark, Vice President of the Sub-Advisor since 1992. Patricia R. Fraze, Executive Vice President of the Sub-Adviser since 1990, is a co-manager, along with Ms. Byrne, for the Balanced Fund's portfolio. Ms. Fraze is also responsible for the day-to-day management of the Intermediate Bond Funds' portfolio. Lynda Calkin, Senior Vice President of the Sub-Advisor since 1993, and C.J. MacDonald, Vice President of the Sub-Advisor since 1994, are responsible for the day-to-day management of the SmallCap Equity Fund. Ms. Byrne and Timothy M. Ognisty, Vice President of the Sub-Advisor since 1996, are responsible for the day-to-day management of the Realty Fund. Prior to joining the Sub-Advisor, Mr. Ognisty was employed by Goldman Sachs where he was responsible for trading equities in the oil, chemical and pollution control industries. Mario J. Gabelli, Marc J. Gabelli, Laura Linehan and Walter Walsh are the individuals primarily responsible for the day-to-day management of the Mighty Mites Fund. Mario J. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Funds, Inc. since its organization in 1980; Marc J. Gabelli has been Managing Director and an analyst of Gabelli Funds, Inc. since 1993 and Portfolio Manager of the Gabelli Global Interactive Couch Potato Fund and co-manager of the Gabelli Global Opportunity Fund; Laura Linehan has been Director of Creative Research at Gabelli & Company, Inc. where she has been a securities analyst since May 1995, an associate in Corporate Finance at Smith Barney from May 1994 and a senior associate financial analyst at the IBM Corporation from June 1993; and Walter K. Walsh has been Compliance Officer of Gabelli & Company, Inc. since 1994, Compliance Officer at Dime Securities, Inc. from August 1993 to September 1994, and prior to that a staff member at the SEC for 24 years. Westwood has had other private advisory accounts that have been invested in the smallcap and realty asset classes.


     The Adviser provides advice and supervision with respect to the Funds' compliance with applicable law, rules and regulations as well as the investment restrictions set forth herein. Westwood has sole discretion to manage the day-to-day portfolio activities of the Funds (with the exception of the Mighty Mites Fund) within the parameters set by the Sub-Advisory Agreement and contained herein. The Adviser has no authority with respect to individual investment decisions for the Funds. The Investment Advisory Agreement provides that the Adviser will supervise and manage each Fund's investment activities on a discretionary basis and oversee the administration of each Fund's business and affairs. In this connection the Adviser is responsible for maintaining certain of the Funds' books and records and performing other administrative aspects of the Funds' operations to the extent not performed by the Funds' custodians, transfer agents and dividend disbursing agents. The Adviser is permitted to subcontract at its own expense those administrative responsibilities to persons it believes are qualified to perform such services. As compensation for its services and related expenses, the Trust will pay the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.0% for the Equity Fund, 1.0% for the SmallCap Fund, 1.0% for the Mighty Mites Fund, 1.0% for the Realty Fund, .60% for the Intermediate Bond Fund and .75% for the Balanced Fund of each Fund's daily average net asset value. The fees paid by the Trust for the Equity Fund, the SmallCap Fund, the Mighty Mites Fund, the Realty Fund, and the Balanced Fund are higher than the fees paid by most funds for such services and related expenses. The Funds will also pay the Adviser or Distributor separately for any costs and expenses incurred in connection with distribution of the classes of each Fund's shares in accordance with the terms of their respective Plans of Distribution adopted for such classes pursuant to Rule 12b-1 under the 1940 Act.

     The Adviser has retained at its own cost BISYS Fund Services, Inc. ("BISYS") (the "Sub-Administrator") to provide administrative services with respect to the Funds. BISYS has its main office at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is a registered transfer agent and broker-dealer and acts as administrator and general distribution agent for certain other investment companies.

DISTRIBUTOR

     Gabelli & Company, Inc. serves as the distributor (the "Distributor") of the Funds and is an indirect subsidiary of Gabelli Funds, Inc. The business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580-1434.

     The Funds' shareholders have approved a Plan of Distribution for the Retail Class shares pursuant to Rule 12b-1 (the "Retail 12b-1 Plan"). The Retail 12b-1 Plan authorizes payments by the Funds in connection with the distribution of the Funds' Retail Class shares at an annual rate of .25% of the Funds' average daily net assets.

     Payments may be made by the Funds under the Retail 12b-1 Plan for the purpose of financing any activity primarily intended to result in the sale of the Retail Class shares of the Funds as determined by the Board of Trustees. To the extent any activity is one which the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Retail 12b-1 Plan and not be subject to its limitations. On August 8, 1997, the Trustees of the Funds approved an amendment to the Plan such that payments under the Plan are not solely dependent on distribution expenses actually incurred by the Distributor.

                               PURCHASE OF SHARES

     Retail Class Shares are no-load. The minimum initial investment is $1,000. There is no minimum initial investment for accounts establishing an Automatic Investment Plan. Custodial accounts for minor children are also available. There is no minimum for subsequent investments. Shares of the Funds are sold at the public offering price based on the net asset value per share next determined after receipt of an order by the Funds' Distributor or transfer agent in proper form with accompanying check or bank wire payments arrangements satisfactory to the Funds. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.

     Shares of the Funds may be purchased through registered broker-dealers. Certain broker-dealers may charge the investor a fee for their services. Compensation to sales persons may vary depending upon which class of shares they sell. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of such Fund's shares in that account.

     Prospectuses, sales material and subscription order forms ("applications") may be obtained from the Distributor. The Funds and the Distributor reserve the right in their sole discretion (1) to suspend the offering of the Funds' shares and (2) to reject purchase orders when, in the judgment of the Funds' management, such rejection is in the best interest of the Funds. The calculation of net asset value per share is performed at 4:00 p.m. eastern time for each Fund on each day that the NYSE is open for business. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. All expenses of the Funds are accrued daily and taken into account for the purpose of determining net asset value. In determining net asset value, securities listed on an exchange are valued on the basis of the last sale price prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the mean price between bid and asked price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the mean price between bid and asked at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.


     With respect to written options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. See "Determination of Net Asset Value" in the Additional Statement.


MAIL

     To make an initial purchase by mail, send a completed application with a check for the amount of the investment payable to "The Gabelli Westwood Funds," to: THE GABELLI WESTWOOD FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. You may also personally deliver a check made payable to "The Gabelli Westwood Funds" along with a completed application to: THE GABELLI WESTWOOD FUNDS, THE BFDS BUILDING, 7TH FLOOR, TWO HERITAGE DRIVE, NORTH QUINCY, MA 02171.

     Subsequent purchases do not require a completed application and can be made by (1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

     Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. Third party checks are not accepted.

BANK WIRE

     To initially purchase shares of the Funds using the wire system for transmittal of money among banks, an investor should first telephone the Funds at 1-800-GABELLI to obtain a new account number. The investor should instruct a Federal Reserve System member bank to wire funds to:

                      State Street Bank and Trust Company
                               ABA #011-0000-28 REF DDA #99046187
                               Attn: Shareholder Services
                               Re: The Gabelli Westwood Funds
                               A/C #

-------------------------------------------------------------------------
                               Account of (Registered Owner)
                               225 Franklin Street, Boston, MA
02110

     For initial purchases by wire, the investor should promptly complete and mail the application to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Funds for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

TELEPHONE INVESTMENT PLAN

     You may purchase additional shares of the Funds by telephone through the Automated Clearinghouse (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved Investment Plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your Gabelli Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.

AUTOMATIC INVESTMENT PLAN

     The Funds offer an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.

OTHER INVESTORS

     No minimum initial investment is required for officers, directors or full-time employees of the Funds, other investment companies managed by the Sub-Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

                              REDEMPTION OF SHARES

     Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Funds will be redeemed at their next determined net asset value. Redemption requests received after the time as of which each Fund's net asset value is determined on a particular day will be redeemed at the next determined net asset value of such Fund on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem a Fund's shares through certain registered broker-dealers, who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

     Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

     If the Board of Trustees should determine that it would be detrimental to the remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Funds receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

     The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension; or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

     To minimize expenses, the Funds reserve the right to redeem, upon not less than 30 days notice, all shares of the Funds in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

TELEPHONE REDEMPTION BY CHECK

     The Funds accept telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling 1-800-GABELLI, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven (7) days.

     The Fund and its transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its transfer agent require personal identification information before accepting a telephone redemption. If the Fund or its transfer agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions. A shareholder may redeem shares by telephone unless he elects in the subscription order form not to have such ability.

     Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the NYSE is not open, the request will be entered the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another of the Funds, provided the account is registered in the redeeming shareholder's name. See "Exchange of Fund Shares".

BY BANK WIRE

     The Funds accept telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the application or in a subsequent written authorization with the signature guaranteed. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

SYSTEMATIC WITHDRAWAL PLAN

     The Funds offer a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.

                            EXCHANGE OF FUNDS SHARES

     The Funds offer two convenient ways to exchange shares in a class of one fund for shares in a corresponding class of another fund managed by the Adviser or an affiliate. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus or the other Prospectus describing the fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of a corresponding class of another fund if either are not legally qualified or registered for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales load.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired, over the amount of any sales load previously paid to the Distributor on the shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Taxes" for an explanation of circumstances in which sales load paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.

EXCHANGE BY MAIL

     To exchange Fund shares by mail, simply send a letter of instruction to the Distributor. The letter of instruction must include: (i) your account number;
(ii) the names of the Funds from which and into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company. Corporations, trusts, partnerships or other legal entities will be required to furnish other documentation. Please call the Funds for more information.

EXCHANGE BY TELEPHONE

     To exchange Fund shares by telephone or if you have any questions, simply call the Funds toll free at 1-800-GABELLI. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the names of the Funds from which and into which you wish to exchange your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application.

                                RETIREMENT PLANS

     The Funds have available a form of "Traditional" Individual Retirement Account ("IRA") and a "Roth" IRA for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Funds is $1,000 for an individual, except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account. Investors who are self-employed may purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or HR 10 plans. The Funds do not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments.

     Under the Internal Revenue Code of 1986 (the "Code"), individuals may make wholly or partly tax deductible traditional IRA contributions of up to $2,000 annually (married individuals filing joint returns may each contribute $2,000 ($4,000 in the aggregate), even where one spouse is not working, if certain other conditions are met), depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. Dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code.

     Beginning January 1, 1998, investors satisfying statutory income level requirements may make non-deductible contributions of up to $2,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. New for 1998, the Fund also makes available Education IRAs. Education IRAs permit eligible individuals to contribute up to $500 per year per beneficiary under 18 years old. Distributions from an education IRA are generally excluded from income when used for qualified higher education expenses. Consult your tax advisor.

     Investors should be aware that they may be subject to additional tax penalties on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund has elected to be treated as and intends to qualify annually as a regulated investment company pursuant to the provisions of Subchapter M of the Code. The Funds did so qualify for the previous taxable year. By so qualifying, each Fund generally will not be subject to Federal income tax to the extent that it distributes its investment company taxable income and net capital gains in the manner required under the Code. In addition, the Code subjects regulated investment companies, such as the Funds, to a non-deductible 4% excise tax in each calendar year to the extent that such investment companies do not distribute substantially all of their taxable investment income and capital gain, generally determined on a calendar year basis and the one year period ending October 31 of each calendar year, respectively.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed annually by the Equity Fund, the Mighty Mites Fund and the SmallCap Fund and quarterly by the Realty Fund and the Balanced Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). Shareholders will be advised as to the amount of the capital gains distribution, which are generally taxable at a maximum rate of 20% for non-corporate shareholders (25% in the case of certain capital gains distributions from REITs). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce subsequent year distributions (see "Dividends, Distributions and Taxes" in the Additional Statement). You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the class in which you are invested at the next determined net asset value without a sales load, but you will be subject to tax in the manner described herein even if you choose to have your dividends and distributions reinvested in additional shares.


     Dividends from net investment income or distributions of net realized short-term securities gains to shareholders generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions of net capital gains to shareholders are taxable as capital gains whether received in cash or reinvested in additional shares.


     Special tax rules may apply to a Fund's acquisition of futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses.

     It is anticipated that a portion of the ordinary income dividends paid by the Equity Fund, the SmallCap Fund, the Mighty Mites Fund and the Balanced Fund will qualify for the dividends-received deduction available to corporations. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales load with respect to the newly acquired shares is reduced as a result of having incurred a sales load initially. The portion of the sales load affected by this rule will be treated as a sales load paid for the new shares.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding.

     Those Funds which may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country.

     Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account. Dividends and distributions may be subject to state and local taxes. Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to Federal, state and local income and withholding taxes.

                            PERFORMANCE INFORMATION

     A Fund may, from time to time, include its yield, if applicable, and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

     Quotations of "yield" for each Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     A Fund's average annual total return is expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund or for shorter time periods depending upon the length of time during which the Fund has operated), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's Composite Stock Price Index, the Dow Jones Industrial Average, the Russell 2000 Index, Lehman Brothers Corporate/Government Bond Index, National Association of REIT Index, indices prepared by Lipper Analytical Services, Morningstar ratings and other entities or organizations which track the performance of investment companies.

     Performance will vary and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

                              GENERAL INFORMATION

     The Funds are series portfolios of The Gabelli Westwood Funds, a Massachusetts business trust (the "Trust") organized pursuant to an Agreement and Declaration of Trust (the "Trust Agreement"), as amended and restated on June 12, 1986. On November 18, 1997, the Board of Trustees approved the change in the name of the Trust from The Westwood Funds to The Gabelli Westwood Funds. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote and, when issued, is fully paid and non-assessable. The Board of Trustees may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for Federal income tax purposes.

     Each Fund is comprised of two classes of shares -- the "Retail Class" and the "Service Class" (the SmallCap Fund, the Mighty Mites Fund and Realty Fund will currently offer only Retail Class shares). The classes have identical rights with respect to the series portfolio of which they are a part; however, there are certain matters affecting one class but not another, such as the existence of a load and the amount of permissible payments under a distribution plan, which may be considered to create a preference. On all such matters, shareholders vote as a class, and not by series. Service Class shares are sold to investors who purchase their shares through an entity that has signed a Dealer Agreement with the Distributor for such shares. Retail Class shares are sold to all other investors by dealers for certain retirement plans, through other special programs and to those who contact the Fund directly or purchase shares through an entity that has signed an agreement to offer the Retail Class shares (e.g., Charles Schwab & Co., Inc. or Fidelity Brokerage Services). Service Class shares have higher 12b-1 fees than the Retail Class shares and unlike Retail Class shares are subject to a sales load. These differences in fees and charges may affect performance. Investors may inquire about classes of shares not offered by this prospectus by calling 1-800-GABELLI.

     Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Trust's Declaration of Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds" in the Additional Statement, the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Trust Agreement, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

     Like other funds and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser and the Trust's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Trust has been informed that the

Adviser and the Trust's other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Trust is dependent may result in errors and account maintenance failures. The Trust has no reason to believe that (1) the Year 2000 plans of the Adviser and the Trust's other service providers for services critical to the Trust's operations will not be completed by December 31, 1999,and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Trust or its service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Trust invests. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors.

     Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Trust's service providers are unknown to the Trust at this time, there may be costs or consequences having a material adverse impact on the Trust, its service providers and/or your account records. The Trust and the Adviser will continue to monitor developments relating to this issue.

     State Street Bank and Trust Company and its affiliate, Boston Financial Data Services, maintain a record of share ownership and send to shareholders confirmations and statements of account.

     Shareholder inquiries may be made by writing to The Gabelli Westwood Funds at One Corporate Center, Rye, New York 10580-1434, calling 1-800-GABELLI or through the Internet http://www.gabelli.com/ westwood, or email:
info@gabelli.com.

     Upon request, Gabelli & Company, Inc. will provide, without a charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE ADDITIONAL STATEMENT, AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF FUND SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, ITS INVESTMENT ADVISER, DISTRIBUTOR, OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

THE GABELLI WESTWOOD FUNDS
One Corporate Center
Rye, New York 10580-1434
http://www.gabelli.com/westwood

GENERAL AND ACCOUNT INFORMATION:
1-(800) GABELLI
1-(800) 422-3554
Fax 1-(914) 921-5118

INVESTMENT ADVISER
Gabelli Advisers, Inc.
One Corporate Center
Rye, New York 10580-1434

INVESTMENT SUB-ADVISER
Westwood Management Corporation
300 Crescent Court
Suite 1300
Dallas, TX 75201

DISTRIBUTOR
Gabelli & Company, Inc.
One Corporate Center
Rye, New York 10580-1434

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Battle Fowler LLP
75 East 55th Street
New York, New York 10022

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fee Table.............................    2
Financial Highlights..................    4
Description of the Funds and Risk
  Considerations......................    7
Management of the Funds...............   23
Purchase of Shares....................   24
Redemption of Shares..................   26
Exchange of Funds Shares..............   28
Retirement Plans......................   29
Dividends, Distributions and Taxes....   30
Performance Information...............   31
General Information...................   31


                                      THE

                                    GABELLI

                                    WESTWOOD
                                     FUNDS

                                  EQUITY FUND
                                 BALANCED FUND
                              SMALLCAP EQUITY FUND
                             MIGHTY MITES(SM) FUND
                                  REALTY FUND
                             INTERMEDIATE BOND FUND
                                  RETAIL CLASS
                                   PROSPECTUS
              ----------------------------------------------------
                               DECEMBER 21, 1998
              ----------------------------------------------------

                           THE GABELLI WESTWOOD FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              One Corporate Center
                            Rye, New York 10580-1434
                   Telephone: 1-800-GABELLI (1-800-422-3554)
                        http://www/gabelli.com/westwood

SERVICE CLASS PROSPECTUS -- DECEMBER 21, 1998

     The Gabelli Westwood Funds (the "Trust") is an open-end, diversified, management investment company, known as a mutual fund, which currently consists of six separate investment portfolios that offer two separate classes of shares. This Prospectus provides information about "Service Class" shares for three of the portfolios. The portfolios are referred to as the Gabelli Westwood Equity Fund, the Gabelli Westwood Balanced Fund, and the Gabelli Westwood Intermediate Bond Fund (collectively, the "Funds"). Service Class shares are offered exclusively to investors who have purchased their shares through an entity that has signed a Dealer Agreement with Gabelli & Company, Inc. (the "Distributor") to offer such shares. Retail Class shares are offered to all other investors and certain dealers offering shares to certain retirement plans and through other special programs. (See "General Information"). Each Fund has a separate investment objective, as set forth below. There is no assurance that any of these investment objectives will be achieved.

     GABELLI WESTWOOD EQUITY FUND (the "Equity Fund") seeks as its primary goal to provide investors with capital appreciation; income is a secondary, but nonetheless an important goal.

     GABELLI WESTWOOD BALANCED FUND (the "Balanced Fund") seeks to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

     GABELLI WESTWOOD INTERMEDIATE BOND FUND (the "Intermediate Bond Fund") seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

     This Prospectus sets forth concisely information about the Funds that an investor should know before investing. It should be read and retained for future reference.

     The Statement of Additional Information ("Additional Statement"), dated December 21, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference, along with other materials on the SEC Internet Web Site (http://www.sec.gov) and is incorporated herein by reference. For a free copy, write or call The Gabelli Westwood Funds at the address or telephone number shown above. Purchase orders and redemption requests for the Service Class shares may be directed to the Gabelli Westwood Funds through broker/dealers that have signed a Dealer Agreement with Gabelli & Company, Inc.

     Shares of the Funds are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The net asset value per share of the Funds will fluctuate. An investment in the Funds involve investment risks, including the possible loss of principal.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Gabelli Advisers Inc. (formerly Teton Advisers LLC) (the "Adviser"), a Delaware corporation organized by Gabelli Funds, Inc. ("Gabelli") and Westwood Management Corporation ("Westwood"), is adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Investment Advisory Agreement"). The Adviser has entered into a sub-advisory agreement with Westwood and the Trust whereby Westwood (the "Sub-Adviser") serves as sub-adviser to the Funds (the "Sub-Advisory Agreement"). Prior to serving as Sub-Adviser, Westwood acted as adviser to the Funds from their inception through October 6, 1994. The Adviser oversees the administration of each Fund's business and affairs and in this connection is responsible for maintaining certain of the Funds' books and records and providing other administrative services. (See "Management of the Fund.") On November 18, 1997, the Trustees approved the change in name to The Gabelli Westwood Funds.

                           FEE TABLE -- SERVICE CLASS

     Each Fund is authorized to issue two separate classes of shares. Service Class shares will be offered exclusively to investors who have purchased their shares through an entity that has signed a Dealer Agreement with the Distributor to offer such shares. Retail Class shares will be offered to all other investors for certain retirement plans and special programs offered through broker-dealers. Retail Class shares and Service Class shares are identical in all respects, except that Service Class shares bear a sales load and higher expenses incurred in the distribution and marketing of such shares ("12b-1 Fees"). These charges and fees reflect the additional services available through broker/dealers, such as investment advice, acquiring securities on margin and borrowing against the portfolio. Retail Class shares bear no sales load and lower 12b-1 fees. The table below sets forth certain information regarding annual operating expenses incurred by the Service Class, including the amounts of these fees.

                                                                                    INTERMEDIATE
                                                              EQUITY    BALANCED        BOND
                                                               FUND       FUND        Fund(a)
                                                              ------    --------    ------------
Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................   4.00%      4.00%         4.00%
Annual Fund Operating Expenses:
  (as a percentage of average daily net assets)
  Management Fees...........................................   1.00%      0.75%         0.60%
  12b-1 Fees................................................   0.50%      0.50%         0.35%
  Other Expenses............................................   0.24%      0.20%         0.15%
                                                               ----       ----          ----
Total Fund Operating Expenses...............................   1.74%      1.45%         1.10%
                                                               ====       ====          ====

---------------

(a) On November 8, 1994 all shares of the Service Class were redeemed and there have been no further shares issued in this class since that date.

Example:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Equity Fund..............................................   $57        $93       $131        $231
Balanced Fund............................................   $54        $84       $116        $200
Intermediate Bond Fund...................................   $51        $74       $ 98        $169

     The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. The expense ratios used above are based on results of the fiscal year ended September 30. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. (See "Management of the Funds".) The information set forth above with respect to the Intermediate Bond Fund is based on estimated projections of average net asset levels. The information with respect to the Equity and Balanced Funds, is based on actual expenses incurred for the fiscal year ended September 30, 1998.

     Management's Discussion and Analysis of the Funds' performance during the fiscal year ended September 30, 1998 is included in the Funds' Annual Report to Shareholders dated September 30, 1998. The Funds' Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              FINANCIAL HIGHLIGHTS

     The following information for each of the five most recent years or periods through September 30, 1998 has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report on the Financial Statements appears in the Fund's Additional Statement dated December 21, 1998. The Additional Statement is available, without charge, upon request. There are no financial statements for the Intermediate Bond Fund for the fiscal periods September 30, 1996, 1997, or 1998 because there were no shares outstanding during these fiscal periods.

                          Selected data for a share of
             beneficial interest outstanding throughout each year:

                                  EQUITY FUND
                                 --------------
                            YEAR ENDED SEPTEMBER 30
                          ----------------------------


                                                 1998        1997         1996        1995       1994(c)
                                                 ----        ----         ----        ----       -------
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period........  $ 9.57      $ 7.69       $ 6.57       $5.48       $5.53
                                                ------      ------       ------       -----       -----
  Net investment income.......................    0.08        0.06         0.06        0.04        0.06
  Net realized and unrealized gain (loss) on
    investments...............................   (0.25)       2.71         1.58        1.29       (0.11)
                                                ------      ------       ------       -----       -----
  Total from Investment Operations............   (0.17)       2.77         1.64        1.33       (0.05)
                                                ------      ------       ------       -----       -----
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.......................   (0.06)      (0.06)          --       (0.04)         --
  Net realized gain on investments............   (0.37)      (0.83)       (0.52)      (0.20)         --
                                                ------      ------       ------       -----       -----
  Total Distributions.........................   (0.43)      (0.89)       (0.52)      (0.24)         --
                                                ------      ------       ------       -----       -----
  Net Asset Value, End of Period..............  $ 8.97      $ 9.57       $ 7.69       $6.57       $5.48
                                                ======      ======       ======       =====       =====
  Total Return(a).............................   (1.80%)     39.31%       26.33%      25.54%      (0.90%)
RATIOS TO AVERAGE NET ASSET AND SUPPLEMENTAL
  DATA:
  Net Assets, End of Period (in 000s).........  $2,468      $3,338       $1,221       $  68       $ 254
  Ratio of net investment income to average
    net assets................................    0.46%       0.85%        0.92%       0.64%       1.64%(e)
  Expenses net of waivers/reimbursements(b)...    1.72%       1.78%        1.74%       1.85%       1.04%(e)
  Expenses before waivers/reimbursements......    1.72%       1.84%(d)     2.19%(d)    2.63%(d)    2.29%(d)(e)
  Portfolio Turnover Rate.....................      77%         61%         106%        107%        137%


---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.


(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.70% for 1998 and 1.75% for 1997, 1.68% for 1996 and 1.72% for 1995.


(c) Prior to January 28, 1994, no shares of the Service Class were issued.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(e) Annualized.

                          Selected data for a share of
             beneficial interest outstanding throughout each year:

                                 BALANCED FUND
                               -----------------
                            YEAR ENDED SEPTEMBER 30
                          ----------------------------


                                          1998       1997         1996         1995        1994        1993(c)
                                         -------    -------      -------      ------      -------      -------
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of
    Period.............................  $ 11.46    $  9.69      $  8.45      $ 7.10      $ 10.88      $10.24
                                         -------    -------      -------      ------      -------      ------
  Net investment income................     0.26       0.24         0.20        0.17         0.15        0.19
  Net realized and unrealized gain
    (loss) on investments..............     0.02       2.33         1.37        1.35         0.36        0.52
                                         -------    -------      -------      ------      -------      ------
  Total from Investment Operations.....     0.28       2.57         1.57        1.52         0.51        0.71
                                         -------    -------      -------      ------      -------      ------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income................    (0.22)     (0.22)       (0.20)      (0.17)       (0.11)      (0.07)
  Net realized gain on investments.....    (0.56)     (0.58)       (0.13)         --        (4.18)         --
                                         -------    -------      -------      ------      -------      ------
  Total Distributions..................    (0.78)     (0.80)       (0.33)      (0.17)       (4.29)      (0.07)
                                         -------    -------      -------      ------      -------      ------
  Net Asset Value, End of Period.......  $ 10.96    $ 11.46      $  9.69      $ 8.45      $  7.10      $10.88
                                         =======    =======      =======      ======      =======      ======
  Total Return(a)......................     2.60%     27.93%       18.85%      21.67%        4.67%       6.96%
RATIOS TO AVERAGE NET ASSET AND
  SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000s)..............................  $14,585    $14,444      $11,216      $7,212      $10,810      $  114
  Ratio of net investment income to
    average net assets.................     2.16%      2.37%        2.34%       2.26%        2.15%       1.76%(e)
  Expenses net of
    waivers/reimbursements(b)..........     1.45%      1.53%        1.57%       1.62%        1.17%       2.07%(e)
  Expenses before waivers
    reimbursements.....................     1.45%      1.61%(d)     1.96%(d)    2.24%(d)     2.11%(d)    3.14%(d)(e)
  Portfolio Turnover Rate..............       77%       110%         111%        133%         168%        192%


---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.


(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.42% for 1998 and 1.50% for 1997, 1.49% for 1996 and 1.50% for 1995.


(c) Prior to April 6, 1993, no shares of the Service Class were issued.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(e) Annualized.

                             INTERMEDIATE BOND FUND
                          ----------------------------

                                                              1995(d)       1994(e)
                                                              -------       -------
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period......................   $9.48        $10.51
                                                               -----        ------
  Net investment income.....................................    0.05          0.41
  Net realized and unrealized gain (loss) on investments....   (0.14)        (1.03)
                                                               -----        ------
  Total from Investment Operations..........................   (0.09)        (0.62)
                                                               -----        ------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.....................................   (0.05)        (0.41)
  Net realized gain on investments..........................      --            --
                                                               -----        ------
  Total Distributions.......................................   (0.05)        (0.41)
                                                               -----        ------
  Net Asset Value, End of Period............................   $9.34        $ 9.48
                                                               =====        ======
  Total Return(a)...........................................    (1.0%)        (6.8%)
RATIOS TO AVERAGE NET ASSET AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000s).......................   $   0        $   76
  Ratio of net investment income to average net assets......    4.85%         6.05%(f)
  Expenses net of waivers/ reimbursements(b)................    1.45%         1.34%(f)
  Expenses before waivers reimbursements(c).................    4.07%         2.37%(f)
  Portfolio Turnover Rate...................................      70%          203%

---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.00% for each period.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(d) On November 8, 1994, all shares of the Service Class were redeemed and there have been no further shares issued in this class since that date. Accordingly, the NAV per share represents the net asset value on November 8, 1994.

(e) Prior to January 28, 1994, no shares of the Service Class were issued.

(f) Annualized.

                DESCRIPTION OF THE FUNDS AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVES

     Each Fund's investment objectives, as previously set forth on the cover page of this Prospectus, are fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. There can be no assurance that a Fund's investment objectives will be achieved.

MANAGEMENT POLICIES

     EQUITY FUND -- The Equity Fund attempts to achieve its goals by investing primarily (i.e., in normal circumstances), at least 65% of its total assets in common stocks, some of which may pay dividends, or securities convertible into common stocks (see "Convertible Securities" below for a complete description). The Equity Fund invests in securities issued by seasoned companies (generally with market capitalizations in excess of $500,000,000 and continuous operating histories of at least three years) believed to have proven records and above-average historical earnings growth when compared to published indexes, such as those published by the Department of Commerce, and in smaller companies (generally with market capitalizations greater than $100,000,000 but less than $500,000,000) believed to have outstanding potential for capital appreciation, in both cases in industries which the Adviser has identified as appropriate in light of the then current status of the economic and business cycles. These securities may have above-average price/earnings ratios or less than average current yields, when compared to published indexes, such as the Standard & Poor's 500 Composite Stock Price Index. Price/earnings ratio is a comparison of a security's market price to its earnings per share, usually expressed as a simple numeral, and current yield expresses the income on an amount invested. The Equity Fund may invest in preferred stocks and the common stock issued by real estate investment trusts (see "Real Estate Investment Trusts" below for more complete information). The Equity Fund also may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar -- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Equity Fund will not invest in below investment grade securities which are rated below "C" by S&P or Moody's.

     Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in the Additional Statement for more details on the ratings of Moody's and S&P.

     The Equity Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing.

     Common stocks, debt securities in periods of declining interest rates, and index options provide opportunities for capital growth. Dividend paying common stocks, covered call options written by the Equity Fund and debt securities are expected to provide income for the Equity Fund. The securities purchasable for temporary defensive purposes provide income, but little opportunity for capital growth.

     The majority of the Equity Fund's investments are in securities listed on the NYSE or other national securities exchanges. The Equity Fund also may invest in unlisted securities; but these generally will be securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from security to security. Generally, these securities are issued by smaller companies than those whose securities are listed on national securities exchanges. The market prices of equity securities of smaller companies may tend to be more volatile than the market prices of equity securities generally.

     The Equity Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of American Depository Receipts ("ADRs") or other similar arrangements, such as European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in United States securities markets. EDRs are similar to ADRs and are issued and traded in Europe.

     It is a fundamental policy of the Equity Fund that it may invest (together with all other securities which are not readily marketable -- see "Certain Fundamental Policies" below and "Investment Restrictions" in the Additional Statement) up to 10% of the value of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, provided such investments are consistent with the Equity Fund's goals. When purchasing unregistered securities, the Equity Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Equity Fund's decision to publicly offer any such security and the registration of the security permitting such offer. During any such period, the price of the securities will be subject to market fluctuations.

     The Equity Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time.

     The Equity Fund also may invest in securities of investment companies subject to the provisions of the Investment Company Act of 1940. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such companies. See "Investment Objectives and Management Policies -- Investment Company Securities" in the Additional Statement.

     BALANCED FUND -- The Balanced Fund pursues its objective through a balanced and diversified program of investing in equity securities and debt instruments.

     With respect to its investments in equity securities, the Balanced Fund invests between 30% to 70% of its assets in common stocks, some of which may pay dividends, or securities convertible into common stocks. With respect to the equity portion of its portfolio, the Balanced Fund invests in equity securities using the same investment criteria as the Equity Fund.

     The remaining 70% to 30% of the Balanced Fund's assets are invested in U.S. dollar or foreign currency-denominated debt securities of domestic and foreign issuers, including debt securities of corporate and government issuers, commercial paper and mortgage and asset-backed securities, for the relative stability of income and principal. With respect to these investments, at least 25% of the Balanced Fund's total assets will be invested in fixed income senior securities. The debt securities in which the Balanced Fund invests are the same types of securities used by the Intermediate Bond Fund.

     As noted above, the Adviser may also select other equity securities in addition to common stocks for investment by the Balanced Fund, such as preferred stocks, real estate investment trusts ("REITs"), high grade securities convertible into common stocks and warrants. The Balanced Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of ADRs or EDRs, and up to 10% of the value of its net assets, together with all other investments which are not readily marketable, in securities which have not been registered under the Securities Act of 1933, as amended, and which therefore are subject to restrictions on resale. (See the information set forth above under "Management Policies -- Equity Fund" for more information on these types of investments.) The Balanced Fund may also invest in warrants.

     In addition, the Balanced Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, repurchase agreements and other high quality debt instruments in order to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so.

     INTERMEDIATE BOND FUND -- The Intermediate Bond Fund will pursue its objective by investing, in normal circumstances, at least 65% of its total assets in bonds of various types and with various maturities. Although it will not be a fundamental policy of the Intermediate Bond Fund and there will be no restrictions as to the maximum or minimum maturity of any individual security in which the Fund may invest, the Intermediate Bond Fund will normally have a dollar weighted average portfolio maturity of three to ten years. (See the discussion below under "Description of Securities and Other Investment Practices" for special information regarding the maturities of certain of the Intermediate Bond Fund's permissible investments.)

     To achieve its investment objective, the Intermediate Bond Fund invests primarily in a diversified portfolio of investment grade, U.S. dollar or foreign currency denominated bonds of domestic and foreign issuers. The Fund's portfolio consists of bonds issued by both corporate and government entities. In pursuing its investment objective, the Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities and other collateralized securities that are backed by a pool of assets, such as loans or receivables which generate cash flow to cover the payments due on the collateralized securities, as well as zero coupon and payment in kind securities. The Intermediate Bond Fund's portfolio, consisting primarily of investment grade debt securities, will include bonds rated "BBB" or better by S&P or "Baa" or better by Moody's, commercial paper rated "A-2" or better by S&P or "P-2" or better by Moody's, mortgage and asset-backed securities rated "AA" or better by S&P or "Aa" or better by Moody's and other investment grade-rated debt securities or those which are unrated but determined to be of comparable quality by the Adviser. The Intermediate Bond Fund may invest in preferred stock, REITs or other equity securities including securities of foreign issuers although it does not expect to invest more than 25% of its assets in securities of foreign issuers.

     Although the lowest rated investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well. The Intermediate Bond Fund may also invest up to 10% of its total assets in debt securities that are rated or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).

     In view of the expected maturity of the Intermediate Bond Fund's portfolio, in normal market conditions, it is anticipated that the Fund may experience a higher yield and less stable net asset value than a fund which invests primarily in shorter-term securities. Conversely, it is also anticipated that the Intermediate Bond Fund may experience a lower yield and more stable net asset value than a fund which invests primarily in longer-term securities.

     The net asset value of the Intermediate Bond Fund will vary in response to fluctuations in prevailing interest rates and changes in the value of its portfolio securities. When interest rates decline, the value of securities already held in the Intermediate Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio security holdings can be expected to decline. Although the lowest investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Intermediate Bond Fund may invest. In addition, the Intermediate Bond Fund may invest in zero coupon and payment in kind securities which may be subject to greater fluctuations in value due to changes in interest rates than other debt securities.

     In normal circumstances, the Intermediate Bond Fund may invest up to 35% of its total assets in short-term, money market instruments of at least comparable quality to the Fund's longer-term investments, and in repurchase agreements. However, as a temporary "defensive" measure during, or in anticipation of, a declining market or rising interest rates, or for other reasons when, in the opinion of the Fund's investment adviser, it is advisable to do so, the Intermediate Bond Fund may invest up to 100% of its total assets in high quality short-term investments.

DESCRIPTION OF SECURITIES AND OTHER INVESTMENT PRACTICES

     CONVERTIBLE SECURITIES (ALL FUNDS) -- A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

     In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.

     REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS) -- The Funds may invest in the securities of real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs involve risks similar to those associated with investing in common stock (i.e., securities market risks) and risks associated with investing in the real estate industry in general. REITs (especially mortgage REITs) are subject to interest rate risks. Investors in REITs indirectly bear a proportionate share of expenses incurred by the REITs. See "Investment Objectives and Management Policies -- Real Estate Investment Securities" in the Additional Statement for more details on REITs.

     U.S. GOVERNMENT SECURITIES (ALL FUNDS) -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     REPURCHASE AGREEMENTS (ALL FUNDS) -- Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Funds' custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     BANK OBLIGATIONS (ALL FUNDS) -- Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     COMMERCIAL PAPER (ALL FUNDS) -- Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

     OTHER MUTUAL FUNDS (ALL FUNDS) -- Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results is duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     CORPORATE DEBT SECURITIES (ALL FUNDS) -- A Fund's investments in corporate debt may include U.S. dollar -- or foreign currency-denominated corporate bonds, debentures, notes and other similar corporate debt instruments of domestic and foreign issuers, which meet the previously disclosed minimum ratings and maturity criteria established for each Fund under the direction of the Board of Trustees and the Adviser or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS) -- A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate of the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.

     A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL FUNDS) -- New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund's net assets would be so committed.

     Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash, cash equivalents or U.S. Government securities or other liquid debt securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.


     FOREIGN SECURITIES (ALL FUNDS, EXCEPT AS SPECIFICALLY NOTED) -- A Fund may invest directly in both sponsored and unsponsored U.S. dollar -or foreign currency-denominated corporate debt securities, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities, and the Equity Fund and the Balanced Fund may invest directly in foreign equity securities and in securities represented by EDRs or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

     Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary and fiscal policies, possible foreign withholding taxes, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or charge withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

     The expected introduction of a single currency, the Euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro, and could adversely affect the value of securities held by the Fund.


     ZERO COUPON AND PAYMENT IN KIND SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND) -- A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

     Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LOWER RATED SECURITIES (ALL FUNDS) -- Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's judgment, analysis and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default or bankruptcy of the issuers of any such obligation.

DERIVATIVES

     The Funds may invest in derivative securities as described below, however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Advisor's ability to predict correctly movements in one or more underlying instruments, indexes, stocks, the market generally or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund's successful use of derivatives if and when utilized. See "Additional Statement" for more information on derivatives, including risk considerations.


     CALL AND PUT OPTIONS ON SPECIFIC SECURITIES (THE EQUITY FUND AND THE BALANCED FUND) -- A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities. A Fund may write covered call and put option contracts to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.


     STOCK INDEX OPTIONS (THE EQUITY FUND AND THE BALANCED FUND) -- A Fund may purchase and write put and call options on stock indexes listed on national securities exchanges as an investment vehicle for the purpose of realizing its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Should a Fund seek to engage in transactions concerning put and call options on stock indexes, options would be purchased or written with respect to not more than 25% of the value of the Fund's net assets.



     FUTURES TRANSACTIONS -- IN GENERAL (ALL FUNDS AS NOTED BELOW) -- The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indexes, as described below.


     A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund's existing position in the contract.

     Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     In addition, due to the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as accurately anticipated when the hedge is established.

     STOCK INDEX FUTURES (THE EQUITY FUND AND THE BALANCED FUND) -- A Fund may purchase and sell stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

     INTEREST RATE FUTURES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- A Fund may purchase an interest rate futures contract in anticipation of a decline in interest rates, and resulting increase in market price, in debt securities the Fund intends to acquire. A Fund may sell an interest rate futures contract in anticipation of an increase in interest rates, and resulting decline in market price, in debt securities the Fund owns. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. These transactions are subject to similar risk factors as those described above with respect to stock index futures. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter more than 25% of its net assets would be hedged.

     OPTIONS ON FUTURES (ALL FUNDS) -- A Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option. The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS) -- A Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers.

     A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of entering into forward currencies contracts for hedging purposes is to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

     MORTGAGE-RELATED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; and generally may also increase the volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments. However, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers of the mortgage poolers.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the Additional Statement.

     OTHER ASSET-BACKED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities". Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

     LENDING PORTFOLIO SECURITIES (ALL FUNDS) -- To earn additional income, a Fund may lend securities from its portfolio to brokers, dealers or other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of a Fund's total assets. In connection with such loans, a Fund will receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral.


     ILLIQUID SECURITIES (ALL FUNDS, EXCEPT AS NOTED IN "CERTAIN FUNDAMENTAL POLICIES" BELOW) -- Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, or other restricted securities, which have been determined liquid by the Fund's Board of Trustees.



     CERTAIN FUNDAMENTAL POLICIES (ALL FUNDS, EXCEPT AS NOTED BELOW) -- Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (ii) may pledge, hypothecate, mortgage or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options; (iii) may invest up to 5% of the value of its total assets in the securities of any one issuer (This restriction applies only with respect to 75% of the total assets of each); (iv) may invest up to 25% of its total assets in any single industry; and (v) may invest up to 10% of its total assets in time deposits maturing from two business days through seven calendar days. The Equity Fund may invest up to 10% of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable (including those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable). Subject to this limitation, the Equity Fund may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities. Each of the other Funds may invest up to 10% of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable. Included in this limitation are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include investments by these Funds in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities (see "Investment Objectives and Management Policies -- Rule 144A Securities" in the Additional Statement for further details). This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. See "Investment Objectives and Management
Policies -- Investment Restrictions" in the Additional Statement.

OTHER INVESTMENT CONSIDERATIONS -- Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Sub-Adviser. However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Advisers, Inc. (formerly Teton Advisers LLC prior to November 7,
1997), located at One Corporate Center, Rye, New York 10580-1434, is adviser to the Funds. The Adviser is a Delaware corporation. Gabelli and its affiliates own a majority of the Adviser. Gabelli and Gabelli Advisers are registered investment advisers. The Adviser has entered into a Sub-Advisory Agreement with Westwood.


     Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. Westwood Management Corporation, formed in 1983 and located at 300 Crescent Court, Suite 1300, Dallas, TX 75201, is a registered investment adviser managing, as of September 30, 1998, an aggregate of approximately $1.7 million in separate accounts, primarily corporate pension funds. Susan M. Byrne, President of the Sub-Adviser since 1983, is responsible for the day-to-day management of the Equity Fund's portfolio, along with Kellie
R. Stark, Vice President of the Sub-Advisor since 1992. Ms. Byrne and Ms. Patricia Fraze, Executive Vice President of the Sub-Adviser since 1990, are jointly responsible for the day-to-day management of the Balanced Fund's portfolio. Ms. Fraze is solely responsible for the day-to-day management of the Intermediate Bond Fund's portfolio. Westwood Management is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas based securities firm.


     The Adviser is responsible for overseeing Westwood's activities. The Investment Advisory Agreement provides that the Adviser will supervise and manage each Fund's investment activities on a discretionary basis and oversee the administration of each Fund's business and affairs. In this connection the Adviser is responsible for maintaining certain of the Funds' books and records and performing other administrative aspects of the Funds' operations to the extent not performed by the Funds' custodians, transfer agents and dividend disbursing agents. The Adviser is permitted to subcontract at its own expense those administrative responsibilities to persons it believes are qualified to perform such services with respect to the Funds. As compensation for its services and related expenses, the Trust will pay the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.0% for the Equity Fund, .60% for the Intermediate Bond Fund and .75% for the Balanced Fund of each Fund's daily average net asset value. The fees paid by the Trust for the Equity Fund and the Balanced Fund are higher than the fees paid by most funds for such services and related expenses. The Funds will also pay the Adviser or Distributor separately for any costs and expenses incurred in connection with distribution of the classes of each Fund's shares in accordance with the terms of their respective Plans of Distribution adopted for such classes pursuant to Rule 12b-1 under the 1940 Act.

     The Adviser has retained at its own cost BISYS Fund Services, Inc. ("BISYS") (the "Sub-Administrator") to provide administrative services with respect to the Funds. BISYS has its main office at 3435 Stelzer Rd., Columbus, Ohio 43219. BISYS is a registered transfer agent and broker-dealer and acts as administrator and general distribution agent for certain other investment companies.

DISTRIBUTOR

     Gabelli & Company, Inc. serves as the distributor (the "Distributor") of the Funds and is an indirect subsidiary of Gabelli Funds, Inc. The business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580-1434.

     The Funds have entered into a Distribution Agreement with the Distributor authorizing the Distributor to engage in distribution activities which include, without limitation, advertising the Funds, compensating underwriters, dealers, brokers, banks and other entities for sales of shares of the Funds and/or for providing services to shareholders of the Funds relating to their investment in the Funds. To the extent any of these payments is based on allocations by the Distributor, the Funds may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' Shares. In the unlikely event that a court were to find that these laws prevent such banks from providing the services described above, the Funds would seek alternative providers and expects that shareholders would not experience any disadvantage.

     The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Service Class of each Fund may pay the Distributor on a monthly basis for costs and expenses of the Distribution in connection with the distribution and marketing of Service Class shares. These costs and expenses, which are subject to a maximum limit of .35% per annum of the average daily net assets of the Intermediate Bond Fund and .50% per annum of the Service Class of the Equity Fund and the Balanced Fund, include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees,
(iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors, (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds, (vi) costs of shareholder servicing which may be incurred by broker-dealers, banks or other financial institutions, and
(vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Funds. Each Fund's Service Class will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Service Class will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

                               PURCHASE OF SHARES

     Purchase of Fund shares may be made through brokerage accounts maintained through Gabelli & Company or through any other firm with whom the Fund enters into an arrangement for the distribution of its shares on substantially identical terms as those agreed upon with Gabelli & Company. Purchases may also be made through any registered broker-dealer with whom Gabelli & Company enters into a selling agreement ("Soliciting Broker-Dealers"). Payment for the shares must be made directly to the firm through which the order was placed or to the Fund's transfer agent. Gabelli & Company may enter into selling or selected broker-dealer agreements with Soliciting Broker-Dealers pursuant to which Gabelli & Company may reallow a portion of the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth below. The reallowance to Soliciting Broker-Dealers may be changed at any time by Gabelli & Company.

     Service Class Shares of the Funds are offered with a maximum sales charge of 4.00%. The minimum initial investment is $1,000. There is no minimum initial investment for accounts establishing an Automatic Investment Plan. Custodial accounts for minor children are also available. There is no minimum for subsequent investments. Shares of the Funds are sold at the public offering price based on the net asset value per share next determined after receipt of an order by the Funds' Distributor or transfer agent in proper form with accompanying check or bank wire payment arrangements satisfactory to the Funds. Although most shareholders elect not to receive stock certificates, certificates for whole shares can be obtained on specific written request to the Transfer Agent.

     Shares of the Funds may be purchased through registered broker-dealers. Certain broker-dealers may impose the respective sales charge or otherwise may charge the investor a fee for their services. Compensation to sales persons may vary depending upon which class of shares they sell. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of such Fund's shares in that account.

     Prospectuses, sales material and subscription order forms ("applications") may be obtained from your broker-dealer or the Distributor. The Funds and the Distributor reserve the right in their sole discretion (1) to suspend the offering of the Funds' shares and (2) to reject purchase orders when, in the judgment of the Funds' management, such rejection is in the best interest of the Funds. The calculation of net asset value per share is performed at 4:00 p.m. eastern time on each day that the NYSE is open for business. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. All expenses of the Funds are accrued daily and taken into account for the purpose of determining net asset value.

     In determining net asset value, securities listed on an exchange are valued on the basis of the last sale price prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the mean price between bid and asked price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the mean price between bid and asked at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     With respect to written options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. See "Determination of Net Asset Value" in the Additional Statement.

MAIL

     To make an initial purchase by mail, contact your broker or send a completed application for Service Class shares with a check for the amount of the investment payable to: THE GABELLI WESTWOOD FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.

     Subsequent purchases do not require a completed application and can be made by (1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

BANK WIRE

     To initially purchase shares of the Funds using the wire system for transmittal of money among banks, contact your broker or telephone the Funds at 1-800-GABELLI to obtain a new account number. The investor should instruct a Federal Reserve System member bank to wire funds to:

                      State Street Bank and Trust Company
                               ABA #011-0000-28 REF DDA #99046187
                               Attn: Shareholder Services
                               Re: The Gabelli Westwood Funds
                               A/C #

-------------------------------------------------------------------------
                               Account of (Registered Owner)
                               225 Franklin Street, Boston, MA
02110

     There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Funds for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

PERSONAL DELIVERY

     Contact your broker or deliver a check made payable to "The Gabelli Westwood Funds" along with a completed subscription order form to: THE GABELLI WESTWOOD FUNDS, THE BFDS BUILDING, 7TH FLOOR, TWO HERITAGE DRIVE, NORTH QUINCY, MA 02171.

TELEPHONE INVESTMENT PLAN

     You may purchase additional shares of the Funds by telephone through your broker or the Automated Clearinghouse (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved Investment Plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your Gabelli Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.

AUTOMATIC INVESTMENT PLAN

     The Funds offer an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.

SYSTEMATIC WITHDRAWAL PLAN

     The Funds offer a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from your broker or the Distributor.

OTHER INVESTORS

     No minimum initial investment is required for officers, directors or full-time employees of the Funds, other investment companies managed by the Adviser, the Sub-Adviser, the Administrator, the Distributor or their affiliates, including members, of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

SALES CHARGES

     Service Class Shares of the Funds will be offered to accounts at a price equal to their net asset value plus a sales charge, as described below, on a continuous basis through entities that have entered into a Dealer Agreement with the Distributor. Shares issued through the automatic reinvestment of income dividends or capital gains are not subject to any sales charges. Each Fund would receive the entire net asset value of its shares sold to investors through reinvestment. The Distributor's commission is the sales charge shown below less any applicable discount "reallowed" to selected brokers and agents. Normally, the Distributor will reallow discounts to selected brokers and agents in the amounts indicated in the table below. From time to time, however, the Distributor may elect to reallow the entire sales charge to selected brokers or agents for all sales with respect to which orders are placed with the Distributor during a particular period. A selected broker who receives reallowance equal to or in excess of such a sales charge may be deemed an "Underwriter" under the Securities Act of 1933.

                                                                     TOTAL SALES LOAD
                                                 --------------------------------------------------------
                                                                                           DEALERS'
                                                   AS A % OF          AS A % OF         REALLOWANCE AS
            AMOUNT OF TRANSACTION                OFFERING PRICE    AMOUNT INVESTED    % OF OFFERING PRICE
            ---------------------                --------------    ---------------    -------------------
Less than $100,000...........................           4.0%               4.2%                 3.5%
$100,000-$249,999............................           3.0%               3.1%                 2.5%
$250,000-$499,999............................           2.0%               2.0%                1.75%
$500,000-$999,999............................           1.0%               1.0%                0.75%
$1,000,000 and over..........................       No Load            No Load              No Load

REDUCED SALES CHARGES

     A reduction of sales charges rates in the tables above may be obtained as follows:

     Right of Accumulation A "single purchaser" (as defined below) is entitled to a reduced sales charge and will be credited with amounts currently and previously paid to purchase shares (sold subject to a sales charge) of the Funds. The Right of Accumulation is illustrated by the following example: if a previous purchase currently valued in the amount of $95,000 had been made subject to a sales charge and the shares are still held, a current purchase of $6,000 will qualify for a 3.0% sales charge. The reduced sales charge is applicable only to current purchases. The term "single purchaser" refers to (1) an individual, (2) an individual and spouse purchasing shares of the Funds for their own account or for trust or custodial accounts for their minor children, or (3) a trustee or other fiduciary purchasing for any one trust, estate, or fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Sections 401 or 403 of the Internal Revenue Code (the "Code") but not for a group formed to acquire shares). To be entitled to a reduced sales charge for shares already owned, the investor must notify the

Distributor or the Transfer Agent at the time of the purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse or for minor children, the age of any such child and the specific relationship of each such person to the investor.

LETTER OF INTENT

     By initially investing at least $1,000 and submitting a Letter of Intent to the Distributor, a "single purchaser" may make purchases of shares of one of the Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

OTHER CIRCUMSTANCES

     No sales charge is imposed on shares of the Funds: (1) sold to persons described under "Purchase of Shares --Other Investors" with respect to whom no minimum investment is required; (2) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party;
(3) sold to charities and endowments and other tax-exempt organizations enumerated in Section 501(c)(3) of the Code; (4) sold through asset allocation programs of an affiliate of the Adviser; (5) financial institutions purchasing shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; or (6) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planers who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planer on books and records of a broker or agent. Investors who qualify under the categories described above should contact their brokerage firm or Gabelli & Company, Inc.

                              REDEMPTION OF SHARES

     Redemption requests may be made through a brokerage firm with which the shareholder maintains a brokerage account. A shareholder desiring to redeem Fund shares represented by certificates must also present the certificates to a brokerage firm endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by the Fund's transfer agent in proper form.

     Redemption requests made through Gabelli & Company with respect to uncertificated shares must be in writing addressed to the Fund's transfer agent at the address and in accordance with the signature guarantee procedures specified below under "Redemption by Mail" in order to be deemed in proper form or, if a brokerage account is maintained by a shareholder with Gabelli & Company, in writing, by telephone or in person. Redemption requests made through brokerage firms other than Gabelli & Company need to be made in accordance with that brokerage firm's redemption procedures.

     Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Funds will be redeemed at their next determined net asset value. Redemption requests received after the time as of which each Fund's net asset value is determined on a particular day will be redeemed at the next determined net asset value of such Fund on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem a Fund's shares through certain registered broker-dealers, who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

     Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

     If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Funds receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

     The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

     To minimize expenses, the Funds reserve the right to redeem, upon not less than 30 days' notice, all shares of the Funds in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

TELEPHONE REDEMPTION BY CHECK

     The Funds accept telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling 1-800-GABELLI, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven (7) days.

     The Fund and its transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its transfer agent require personal identification information before accepting a telephone redemption. If the Fund or its transfer agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions. A shareholder may redeem shares by telephone unless he elects in the subscription order form not to have such ability.

     Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the NYSE is not open, the request will be entered the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another of the Funds, provided the account is registered in the redeeming shareholder's name. See "Exchange of Fund Shares."

BY BANK WIRE

     The Funds accept telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a bank predesignated either on the application or in a subsequent written authorization with the signature guaranteed. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

REINSTATEMENT PRIVILEGE

     A shareholder in any Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be affected within 30 days of the redemption and may be exercised only once. The shareholder must reinvest in the same Fund, class and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired. See "Dividends, Distribution and Taxes" for an explanation of circumstance in which sales load paid to acquire shares of the Funds may be taken into account in determining gain or loss on the disposition of those shares.

                                RETIREMENT PLANS

     The Funds have available a form of traditional Individual Retirement Account ("IRA") and a "Roth IRA" for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Funds is $1,000 for an individual, except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account. Investors who are self-employed may purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R.-S.10 plans. The Funds do not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Internal Revenue Code of 1986 (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually (married individuals filing joint returns may each contribute $2,000 ($4,000 in the aggregate), even where one spouse is not working, if certain other conditions are met), depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. Beginning January 1, 1998, investors may make non-deductible contributions to a Roth IRA up to $2,000 annually. Consult your tax advisor.

     Investors should be aware that they may be subject to additional tax penalties on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

                            EXCHANGE OF FUNDS SHARES

     The Funds offer two convenient ways to exchange shares in a class of one Fund for shares in a corresponding class of another fund managed by the Adviser or its affiliates. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus or the other Prospectus(es) describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of a corresponding class of another fund if either are not legally qualified or registered for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales load.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholder should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired, over the amount of any sales load previously paid to the Distributor on the shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Taxes" for an explanation of circumstances in which sales load paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.

EXCHANGE BY MAIL

     To exchange Fund shares by mail, simply send a letter of instruction to your broker or the Distributor. The letter of instruction must include: (i) your account number; (ii) the names of the Funds from and into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company. Corporations, trusts, partnerships or other legal entities will be required to furnish other documentation. Please call your broker or the Funds for more information.

EXCHANGE BY TELEPHONE

     To exchange Fund shares by telephone or if you have any questions, simply call your broker or the Funds toll free at 1-800-GABELLI. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the names of the Funds from and into which you wish to exchange your investment, and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Code. The Funds did so qualify for the previous taxable year. By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes its investment company taxable income and net capital gains in the manner required under the Code. In addition, the Code subjects regulated investment companies, such as the Funds, to a non-deductible 4% excise tax each calendar year to the extent that such investment companies do not distribute substantially all of their taxable investment income and capital gain, generally determined on a calendar year basis and the one year period ending October 31 of each calendar year, respectively.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed annually by the Equity Fund and quarterly by the Balanced Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). Shareholders will be advised as to the amount of the capital gains distribution, which are generally taxable at a maximum rate of 20% for noncorporate shareholders (25% in the case of certain capital gains distributions from REITs). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31, will be deferred to the next taxable year and used to reduce subsequent year distributions (see "Dividends, Distributions and Taxes" in the Additional Statement). You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the class in which you are invested at the next determined net asset value without a sales load, but you will be subject to tax in the manner described herein even if you choose to have your dividends distributions reinvested in additional shares.


     Dividends from net investment income or distributions of net realized short-term securities gains to shareholders generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions of net capital gains to shareholders are taxable as long-term capital gains whether received in cash or reinvested in additional shares.


     Special tax rules may apply to a Fund's acquisition of futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     It is anticipated that a portion of the dividends paid by the Equity Fund and the Balanced Fund will qualify for the dividends-received deduction available to corporations. The dividends paid by the Intermediate Bond Fund are not expected to so qualify. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales load with respect to the newly acquired shares is reduced as a result of having incurred a sales load initially. The portion of the sales load affected by this rule will be treated as a sales load paid for the new shares.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding.

     Those Funds which may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country.

     Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account. Dividends and distributions may be subject to state and local taxes. Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes as discussed above. You should consult your tax adviser regarding specific questions as to Federal, state and local income and withholding taxes.

                            PERFORMANCE INFORMATION

     A Fund may, from time to time, include its yield, if applicable, and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

     Quotations of "yield" for a Fund that is not a money market fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     A Fund's average annual total return is expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund or for shorter time periods depending upon the length of time during which the Fund has operated), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid. Total returns may be calculated either with or without the effect of the 4.00% initial maximum sales load.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's Composite Stock Price Index, the Dow Jones Industrial Average, Lehman Brothers Corporate/Government Bond Index, indices prepared by Lipper Analytical Services, Morningstar ratings and other entities or organizations which track the performance of investment companies.

     Performance will vary and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

                              GENERAL INFORMATION

     The Funds are series portfolios of The Gabelli Westwood Funds, a Massachusetts business trust (the "Trust") organized pursuant to an Agreement and Declaration of Trust (the "Trust Agreement"), as amended and restated on June 12, 1986. On November 17, 1998, the Board of Trustees approved the change in the name of the Trust from The Westwood Funds to The Gabelli Westwood Funds. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote and, when issued, is fully paid and non-assessable. The Board of Trustees may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for Federal income tax purposes.

     Each Fund is comprised of two classes of shares -- the "Retail Class" and the "Service Class." The classes have identical rights with respect to the series portfolio of which they are a part; however, there are certain matters affecting one class but not another, such as the existence of a load and the amount of permissible payments under a distribution plan, which may be considered to create a preference. On all such matters, shareholders vote as a class, and not by series. Service Class shares are sold to investors who purchase their shares through an entity that has signed a Dealer Agreement with the Distributor. Retail Class shares are sold to all other investors, including shares sold by dealers for certain retirement plans and to those who contact the Fund directly or purchase shares through an entity that has signed an agreement for other special programs (e.g., Charles Schwab & Co., Inc. or Fidelity Brokerage Services). Investors may inquire about classes of shares not offered by this prospectus by calling 1-800-GABELLI.

     Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Trust's Declaration of Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds" in the Additional Statement, the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Trust Agreement, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

     Like other funds and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser and the Trust's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Trust has been informed that the Adviser and the Trust's other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Trust is dependent may result in errors and account maintenance failures. The Trust has no reason to believe that (1) the Year 2000 plans of the Adviser and the Trust's other service providers for services critical to the Trust's operations will not be completed by December 31, 1999, and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Trust or its service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Trust invests. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors.

     Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Trust's service providers are unknown to the Trust at this time, there may be costs or consequences having a material adverse impact on the Trust, its service providers and /or your account records. The Trust and the Adviser will continue to monitor developments relating to this issue.

     State Street Bank and Trust Company and its affiliate, Boston Financial Data Services, maintain a record of share ownership and send to shareholders confirmations and statements of account.

     Shareholder inquiries may be made by writing to the Gabelli Westwood Funds at One Corporate Center, Rye, New York 10580-1434, by calling 1-800-GABELLI, or through the internet at http//www.gabelli.com/ westwood or e-mail: info@gabelli.com.

     Upon request, Gabelli & Company, Inc. will provide without a charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

     NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE ADDITIONAL STATEMENT, AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF FUND SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, ITS INVESTMENT ADVISER, DISTRIBUTOR OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE GABELLI WESTWOOD FUNDS
One Corporate Center
Rye, New York 10580-1434

GENERAL AND ACCOUNT INFORMATION:
1-(800) GABELLI
1-(800) 422-3554
Fax 1-(914) 921-5118
http://www.gabelli.com/westwood
e-mail: infor @ gabelli.com

INVESTMENT ADVISER
Gabelli Advisers, Inc.
One Corporate Center
Rye, New York 10580-1434

INVESTMENT SUB-ADVISER
Westwood Management Corporation
300 Crescent Court
Suite 1300
Dallas, TX 75201

DISTRIBUTOR
Gabelli & Company, Inc.
One Corporate Center
Rye, New York 10580-1434

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Battle Fowler LLP
75 East 55th Street
New York, New York 10022

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fee Table.............................    2
Financial Highlights..................    4
Description of the Funds and Risk
  Considerations......................    6
Management of the Funds...............   19
Purchase of Shares....................   20
Redemption of Shares..................   24
Retirement Plans......................   26
Exchange of Funds Shares..............   27
Dividends, Distributions and Taxes....   27
Performance Information...............   29
General Information...................   29


                                      THE

                                    GABELLI

                                    WESTWOOD
                                     FUNDS

                                  EQUITY FUND
                                 BALANCED FUND
                             INTERMEDIATE BOND FUND
                                 SERVICE CLASS
                                   PROSPECTUS
              ----------------------------------------------------
                               DECEMBER 21, 1998
              ----------------------------------------------------